THE INTERPUBLIC GROUP OF COMPANIES, INC.
               WORLDWIDE ADVERTISING AND MARKETING COMMUNICATIONS

       STEVEN BERNS
Vice President & Treasurer
    Tel. 212-621-5770
    Fax: 212-621-5748
  sberns@interpublic.com



                                                September 30, 2002


Citibank, N.A., as Agent for the
Lenders party to the Credit
Agreement referred to below
Two Penns Way
New Castle, Delaware 19720
Attention:  Bank Loan Syndications
Department


Ladies and Gentlemen:

         We refer to the two letter agreements (collectively, the "Letter Agreements" and individually a "Letter Agreement"), each dated as of August 6, 2002, among the Company and the Required Lenders named therein relating to each of the two Credit Agreements, as amended, among The Interpublic Group of Companies, Inc., the initial lenders named therein, and Citibank, N.A. as Administrative Agent, one for a term of 364 days the other for a term of 5 years, respectively (collectively, the "Credit Agreements" and individually a "Credit Agreement"). Capitalized terms used but not defined herein are used with the meanings given to those terms in the Credit Agreement.

         The Company requests that the Lenders agree to extend the termination date of the waiver contained in each Letter Agreement to the earlier of (x) November 14, 2002 and (y) the filing by the Company with the Securities and Exchange Commission of restated financial statements in respect of the Event (as defined in the Letter Agreements).

         This letter agreement, including the foregoing extension, constitutes the entire agreement of the parties relating to the extension of the termination date of the waivers contained in the Letter Agreements and supersedes any previous understanding or agreement by the parties with respect thereto.

         Please indicate your agreement, as well as the agreement of each of the Lenders named below, with the foregoing extension by having the enclosed duplicate copy of this letter agreement executed in the space provided below by a duly authorized representative of each of the Lenders named below and return the same to Susan Hobart at Sherman & Sterling via facsimile at (212) 848-7179 prior to 11:00AM on October 15, 2002 and mail the original to her office at 599 Lexington Avenue, New York, NY 10022.



                                           THE INTERPUBLIC GROUP OF
                                           COMPANIES, INC.


                                           By: /s/ Steven Berns
                                               -------------------------------
                                               Name: STEVEN BERNS
                                               Title: VICE PRESIDENT & TREASURER



Confirmed and Agreed:



CITIBANK, N.A.


By: /s/ Carolyn A. Kee
    ------------------------------
Name: CAROLYN A. KEE
Title: VICE PRESIDENT


BANCA POPOLARE DI BERGAMO-CV


By: /s/ Riccardo Sora
    ------------------------------
Name: RICCARDO SORA
Title: DEPUTY GENERAL MANAGER


BANK OF AMERICA, N.A.


By: /s/ William K. Burton
    ------------------------------
Name: WILLIAM K. BURTON
Title: MANAGING DIRECTOR


BANK OF TOKYO-MITSUBISHI TRUST COMPANY


By: /s/ Spencer Hughes
    ------------------------------
Name: SPENCER HUGHES
Title: VICE PRESIDENT


BANK ONE, NA (MAIN OFFICE CHICAGO)


By: /s/ Jeffrey Lubatkin
    ------------------------------
Name: JEFFREY LUBATKIN
Title: DIRECTOR


BARCLAYS BANK PLC


By: /s/ Nicholas Bell
    ------------------------------
Name: NICHOLAS BELL
Title: DIRECTOR


BNP PARIBAS


By: /s/ Simone G. Vinocour McKeever
    -------------------------------
Name: SIMONE G. VINOCOUR McKEEVER
Title: VICE PRESIDENT

By: /s/ Arnaud Collin du Bocage
    ------------------------------
Name: ARNAUD COLLIN du BOCAGE
Title: MANAGING DIRECTOR


FLEET NATIONAL BANK


By: /s/ Thomas J. Levy
    ------------------------------
Name: THOMAS J. LEVY
Title: SENIOR VICE PRESIDENT


HSBC BANK USA


By: /s/ Johan Sorensson
    ------------------------------
Name: JOHAN SORENSSON
Title: HSBC BANK USA


ING CAPITAL LLC


By: /s/ William James
    ------------------------------
Name: WILLIAM JAMES
Title: DIRECTOR


JPMORGAN CHASE BANK


By: /s/ Thomas J. Cox
    ------------------------------
Name: THOMAS J. COX
Title: VICE PRESIDENT


KEYBANK NATIONAL ASSOCIATION


By: /s/ Lawrence A. Mack
    ------------------------------
Name: LAWRENCE A. MACK
Title: SENIOR VICE PRESIDENT


LLOYDS TSB BANK PLC


By: /s/ Richard M. Heath
    ------------------------------
Name: RICHARD M. HEATH
Title: VICE PRESIDENT


By: /s/ Lisa Maguire
    ------------------------------
Name: LISA MAGUIRE
Title: ASSISTANT VICE PRESIDENT


MIZUHO CORPORATE BANK, LTD.


By: /s/ Raymond Ventura
    ------------------------------
Name: RAYMOND VENTURA
Title: SENIOR VICE PRESIDENT


ROYAL BANK OF CANADA


By: /s/ Suzanne Kaicher
    ------------------------------
Name: SUZANNE KAICHER
Title: MANAGER


SUNTRUST BANK


By: /s/ Jennifer DeAtley
    ------------------------------
Name: JENNIFER DeATLEY
Title: ASSISTANT VICE PRESIDENT


THE NORTHERN TRUST COMPANY


By: /s/ Russ Rockenbach
    ------------------------------
Name: RUSS ROCKENBACH
Title: VICE PRESIDENT


WACHOVIA


By: /s/ Anne L. Sayles
    ------------------------------
Name: ANNE L. SAYLES
Title: DIRECTOR


WESTPAC BANKING CORPORATION


By: /s/ Lisa Porter
    ------------------------------
Name: LISA PORTER
Title: VICE PRESIDENT